UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

 __________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2012

EQUIFAX INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	1-6605	58-0401110
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1550 Peachtree Street, N.W.
Atlanta, Georgia	30309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (404) 885-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 Item 8.01 Other Events

Public Offering of Senior Notes Due 2022

On December 10, 2012, Equifax Inc. (the “Company”) executed an Underwriting Agreement with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as the representatives of the underwriters named therein, with regard to the issuance and sale by the Company of $500 million aggregate principal amount of its 3.30% Senior Notes due December 15, 2022.  The Notes will be issued pursuant to an Indenture dated as of June 29, 1998 between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to Bank One Trust Company, N.A., which was successor in interest to The First National Bank of Chicago), as Trustee, as supplemented by a Fourth Supplemental Indenture, to be dated as of December 17, 2012.

The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the Company’s effective Registration Statement on Form S-3 (File No. 333-168429) filed with the Securities and Exchange Commission on July 30, 2010: (i) the Underwriting Agreement, filed as Exhibit 1.1 hereto; (ii) the form of Fourth Supplemental Indenture between the Company and the Trustee, including the form of Note as Exhibit A, filed as Exhibit 4.2 hereto; (iii) the opinion of counsel addressing the validity of the Notes, filed as Exhibit 5.1 hereto; and (iv) the Company’s computation of ratios of earnings to fixed charges, filed as Exhibit 12.1 hereto.

Item 7.01 Regulation FD Disclosure

The press release attached as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits

 The representations, warranties and covenants contained in the agreements filed as exhibits to this report have been made only for the purposes of the respective agreements as of specific dates and solely for the benefit of the parties to the respective agreements and may have been qualified by certain confidential disclosures between the parties, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk between the parties and should not be relied upon by investors as a disclosure of factual information relating to the Company.

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(d)	Exhibits

1.1	Underwriting Agreement dated as of December 10, 2012, between Equifax Inc. and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as the representatives of the underwriters named therein (filed herewith).

4.1	Indenture dated as of June 29, 1998, between Equifax Inc. and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to Bank One Trust Company, N.A., which was successor in interest to The First National Bank of Chicago), as Trustee (incorporated by reference from Exhibit 4.4 to Equifax Inc.’s Annual Report on Form 10-K for the year ended December 31, 1998).

4.2	Form of Fourth Supplemental Indenture between Equifax Inc. and the Trustee, including the form of Note as Exhibit A (filed herewith).

5.1	Opinion of Alston & Bird LLP (filed herewith).

12.1	Computation of Ratio of Earnings to Fixed Charges (filed herewith).

23.1	Consent of Alston & Bird LLP (contained in Exhibit 5.1 filed herewith).

99.1	Press release dated December 11, 2012 (furnished herewith).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUIFAX INC.

By:	/s/ Dean C. Arvidson
Name:	Dean C. Arvidson
Title:	Senior Vice President and
Corporate Secretary

Date: December 11, 2012

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Exhibit Index

Exhibit
No.	Description

1.1	Underwriting Agreement dated as of December 10, 2012, between the Company and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as the representatives of the underwriters named therein (filed herewith).

4.1	Indenture dated as of June 29, 1998, between Equifax Inc. and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor to Bank One Trust Company, N.A., which was successor in interest to The First National Bank of Chicago), as Trustee (incorporated by reference from Exhibit 4.4 to Equifax Inc.’s Annual Report on Form 10-K for the year ended December 31, 1998).

4.2	Form of Fourth Supplemental Indenture between Equifax Inc. and the Trustee, including the form of Note as Exhibit A (filed herewith).

5.1	Opinion of Alston & Bird LLP (filed herewith).

12.1	Computation of Ratio of Earnings to Fixed Charges (filed herewith).

23.1	Consent of Alston & Bird LLP (contained in Exhibit 5.1 filed herewith).

99.1	Press release dated December 11, 2012 (furnished herewith).

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